                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the registrant [x]
Filed by a party other than the registrant [ ]

Check the appropriate box:

      [ ] Preliminary Proxy Statement
      [ ] Confidential, for use of the Commission only (as permitted by Rule
          14a-6(e)(2)
      [X] Definitive Proxy Statement
      [ ] Definitive Additional Materials
      [ ] Soliciting Materials Pursuant to Exchange Act Rule 14a-11(c) or Rule
          14a-12
--------------------------------------------------------------------------------
                               MET-PRO CORPORATION
                (Name of registrant as specified in its charter)
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box)::
      [X] No fee required
      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
         (5) Total fee paid:
--------------------------------------------------------------------------------
      [ ] Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------
      [ ] Check box if any part of fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
--------------------------------------------------------------------------------
         (1) Amount previously paid:
--------------------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
         (3) Filing Party:
--------------------------------------------------------------------------------
         (4) Date Filed:
================================================================================

                                     [LOGO]

               160 CASSELL ROAD, HARLEYSVILLE, PENNSYLVANIA 19438

                            NOTICE OF ANNUAL MEETING

                                OF STOCKHOLDERS

                           TO BE HELD ON JUNE 4, 1997



To the Stockholders of
MET-PRO CORPORATION:

            Notice is hereby given that the Annual Meeting of Stockholders of MET-PRO CORPORATION, a Delaware corporation (the "Company"), will be held at the DOUBLETREE GUEST SUITES, 640 WEST GERMANTOWN PIKE (AT HICKORY ROAD) IN PLYMOUTH MEETING, PENNSYLVANIA, on June 4, 1997, at the hour of 11:30 a.m. for the following purposes:

              1. To elect three Directors to serve until the 2000 Annual Meeting of Stockholders.

              2. To amend the Company's Certificate of Incorporation to increase the number of shares of Common Stock authorized thereunder from 10,000,000 to 18,000,000.

              3. To consider and act upon a proposal to ratify the adoption of the Company's 1997 Stock Option Plan.

              4. To ratify the selection of Margolis & Company P.C. as
                 independent certified public accountants for the Company's fiscal year ending January 31, 1998.

              5. To transact such other business as may properly come before the meeting.

            Only stockholders of record at the close of business on April 11, 1997 are entitled to notice of and to vote at such meeting or any adjournment thereof.



                                                           William F. Moffitt,
                                                           Secretary


Harleysville, Pennsylvania
April 25, 1997


            Whether or not you plan to attend the meeting, please sign and date the enclosed proxy, which is solicited by the Board of Directors of the Company, and return it to the Company. The proxy may be revoked at any time before it is voted, and stockholders executing proxies may attend the meeting and vote there in person, should they so desire.

                              MET-PRO CORPORATION
               160 CASSELL ROAD, HARLEYSVILLE, PENNSYLVANIA 19438

                                ---------------
                                PROXY STATEMENT
                                ---------------

            The Board of Directors of Met-Pro Corporation (the "Company" or "Met-Pro") presents this proxy statement to all stockholders and solicits their proxies for the Annual Meeting of Stockholders to be held on June 4, 1997. All proxies duly executed and received will be voted on all matters presented at the meeting in accordance with the specifications made in such proxies. In the absence of specified instructions, proxies so received will be voted for the named nominee to the Company's Board of Directors and in favor of each of the other proposals set forth in the Notice of the Annual Meeting of Stockholders and described in this Proxy Statement. Management does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that proxyholders will have to vote for a substitute or alternate nominee. In the event that any other matter should come before the meeting or the nominee is not available for election, the person named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment. The proxy may be revoked at any time before being voted by written notice to such effect received by the Company, 160 Cassell Road, Harleysville, Pennsylvania 19438, attention: President, prior to exercise of the proxy, by delivery of a later proxy or by a vote cast in person at the meeting. The Company will pay the entire expense of soliciting these proxies, which solicitation will be by use of the mails.

            The total number of shares of Common Stock of the Company outstanding as of April 11, 1997 was 7,095,673 (excluding treasury shares). The Common Stock is the only class of securities of the Company entitled to vote, each share being entitled to one noncumulative vote. Only stockholders of record as of the close of business on April 11, 1997 will be entitled to vote. All matters submitted at the Annual Meeting, other than the election of Directors, are determined by a majority of the votes cast. Directors are elected by a plurality of the votes cast. Shares represented by proxies that are marked "withhold authority" with respect to the election of one or more nominees as Directors, by proxies that are marked "abstain" on other proposals, and by proxies that are marked to deny discretionary authority on other matters will not be counted in determining whether a majority vote was obtained in such matters. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called "broker non-votes"), those shares will not be included in the vote totals and, therefore, will have no effect on the vote.

            A list of stockholders entitled to vote at the meeting will be available at the Company's offices, 160 Cassell Road, Harleysville, Pennsylvania, for a period of ten days prior to the meeting for examination by any stockholder.

            These proxy materials were first mailed to stockholders of the Company on or about April 25, 1997.



                            1. ELECTION OF DIRECTORS

            The Company's Board of Directors presently consists of six members who have been divided into three classes: one class of one Director, one class of two Directors and one class of three Directors, as provided in the Company's Certificate of Incorporation, as amended.

            Unless otherwise indicated in valid proxies received pursuant to this solicitation, such proxies will be voted for the election of the person(s) listed below as nominee(s) for the term set forth below. Management has no reason to believe that the nominee(s) will not be available or will not serve if elected, but if they should become unavailable to serve as a Director, full discretion is reserved to the persons named as proxies to vote for such other person(s) as may be nominated.

            The following sets forth certain information as to the nominees for election as Directors and for each other person whose term of office as a Director will continue after this Annual Meeting of Stockholders:

                                                                                                         NUMBER AND
                                                                                                    PERCENTAGE OF SHARES
                                                                                                       OF COMMON STOCK
                                                                                          YEAR       OWNED BENEFICIALLY
                                                                                          FIRST         (DIRECTLY OR
                                                                                          BECAME      INDIRECTLY) AS OF
NAME                 AGE                 PRINCIPAL OCCUPATION                            DIRECTOR      APRIL 11, 1997*


                                             NOMINEES FOR TERM TO EXPIRE IN 2000

Alan Lawley          63       Dr. Lawley is the Grosvenor Professor of                     1990        33,985     0.5%
                              Metallurgy in the Department of Materials
                              Engineering at Drexel University, Philadelphia,
                              Pennsylvania. He is a Fellow of ASM, a former
                              President of the Metallurgical Society (1982) and
                              of AIME (1987), and is Editor-in-Chief of the
                              International Journal of Powder Metallurgy. He is
                              an expert in physical and mechanical metallurgy,
                              powder metallurgy, composite materials, and
                              materials engineering design. He has consulted,
                              lectured and published in these areas.

Thomas F. Hayes      74       Mr. Hayes was President of Philadelphia Gear                 1985        28,500     0.4%
                              Corporation, a privately held corporation, from
                              1969 to 1984, when he retired. He is a West Point
                              graduate, and a member of the board of Managers of
                              Beneficial Savings Bank, Philadelphia,
                              Pennsylvania, and a former Director of PM Company,
                              Philadelphia, Pennsylvania.

William F. Moffitt   47       Mr. Moffitt has been Vice President of Finance,              1993        54,478     0.8%
                              Secretary, Treasurer and Chief Financial Officer
                              of the Company since 1986. He is a Certified
                              Public Accountant.

               The Board of Directors recommends a vote FOR the election of the above nominees as Directors.




                                             DIRECTOR WHOSE TERM EXPIRES IN 1999

Walter A. Everett    75       Mr. Everett is the former President and current              1968        68,461     1.0%
                              Chairman of the Board of the Company. Except for a
                              brief period prior to August 15, 1990, he has been
                              a Director of the Company for the past
                              twenty-seven years.


*Includes stock options currently exercisable.

                                                                                                         NUMBER AND
                                                                                                    PERCENTAGE OF SHARES
                                                                                                       OF COMMON STOCK
                                                                                          YEAR       OWNED BENEFICIALLY
                                                                                          FIRST         (DIRECTLY OR
                                                                                          BECAME      INDIRECTLY) AS OF
NAME                 AGE                 PRINCIPAL OCCUPATION                            DIRECTOR      APRIL 11, 1997*

                                             DIRECTORS WHOSE TERM EXPIRES IN 1998

William L. Kacin     65       Mr. Kacin was elected President, Chief Executive             1993        89,642     1.2%
                              Officer and a Director of the Company on February
                              18, 1993. Prior to that, he was Vice President and
                              General Manager of the Company's Sethco Division
                              for seventeen years.

Richard P. Klopp     76       Mr. Klopp, from 1968 to 1983, was Chairman of the            1987        61,603     0.9%
                              Board, President and Chief Executive Officer of
                              Catalytic, Inc., a company engaged in the design
                              and manufacture of equipment related to the
                              chemical and petrochemical industries. Mr. Klopp
                              is presently retired.

*Includes stock options currently exercisable.



                       BOARD AND COMMITTEE PARTICIPATION

            The Board of Directors of the Company held six (6) meetings during the fiscal year ended January 31, 1997. All Directors were in attendance at each of such meetings.

            The Audit Committee of the Board (composed of Mr. Hayes, Chairman, and Dr. Lawley) reviews the activities of the Company's independent auditors (including fees, services and scope of the audit), reviews the Company's internal audit policies and procedures and the preparation of the Company's financial statements, and reports and makes recommendations to the Board with respect thereto. The Audit Committee met once during fiscal 1997.

            The Compensation Committee of the Board (composed of Mr. Klopp, Chairman, and Dr. Lawley) reviews and recommends to the Board appropriate action with respect to all matters pertaining to compensation of officers and other key employees of the Company. See the Committee's report on page 7 of this proxy statement. The Compensation Committee met once in fiscal 1997.

            The Stock Option Committee (composed of Mr. Hayes, Chairman, and Mr. Klopp) met four times during fiscal 1997.

            The Company does not have a nominating committee charged with the search for and recommendation to the Board of potential nominees for Board positions. This function is performed by the Board as a whole. It has been, and continues to be, the Board's policy to entertain stockholder recommendations for prospective Board nominees. Any such recommendations may be submitted to the Board, in writing, addressed to Walter A. Everett, Chairman.

            Non-employee Directors currently receive a fee of $1,250 per regular meeting, but no fee for committee meetings, telephone meetings or stockholder meetings. A retainer fee of $7,500 per year is also paid to all Directors in quarterly installments.

                           PRINCIPAL SECURITY HOLDERS

            The following table sets forth as of April 11, 1997 the number and percentage of shares held by all persons who, to the knowledge of the Company's management, are the record and/or beneficial owners of, or who otherwise exercise voting or dispositive control over, 5% or more of the Company's outstanding shares of Common Stock and the holdings of all of the Company's officers and Directors as a group:

NAME AND ADDRESS                                                                       APPROXIMATE
OF OWNER OR                                               AMOUNT OF                     PERCENTAGE
IDENTITY OF GROUP                                       SHARES OWNED                     OF CLASS
-----------------                                       ------------                   -----------
Dimensional Fund Advisors, Inc.                          411,119(1)                        5.7%
1299 Ocean Avenue
Santa Monica, CA 90401

All officers and Directors as a group                    584,518(2)(3)                     8.1%
(14 persons)
----------------

  (1) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 411,119 shares of Met-Pro Corporation stock as of December 31, 1996, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors, Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

  (2) Includes exercisable options to purchase 126,001 shares of Common Stock.

  (3) Excludes 24,539 shares beneficially owned by Carl W. Dean's wife and children, as to which he disclaims any beneficial interest.


            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee is responsible for reviewing compensation plans, programs and policies relating to cash remuneration, monitoring performance and cash compensation of executive officers and reporting to the Board concerning that area of executive compensation. In formulating its recommendations, the Committee considers the Company's after-tax earnings and sales volume as compared to previous years, taking into account expenditures generated in pursuit of long-term growth objectives.

        Officers' salaries are keyed to maintaining compensation at competitive levels to assure continued availability of highly qualified personnel, with due consideration given to economic conditions in the locale where officers are employed.

        Compensation opportunities consist of year-end salary increases and bonuses. Salary increases for Vice Presidents managing the Company's divisions or subsidiaries are based on managerial performance, significant problem solving, cost control, contribution of a division or subsidiary to pre-tax earnings, development of new products, exploitation of markets and other growth factors. Salary increases and bonuses of the Chief Executive Officer and the Financial Vice President are based on the overall financial results of operations and their perceived skills, as demonstrated in problem solving and daily management, as well as in planning and carrying out short-term and long-term objectives.

        The Company's bonus program for officers is not designed to establish a category of "at risk" compensation. It is rather an extra award for satisfactory to exceptional performance. Where bonuses are granted, they generally range from 3% to 10% of annual salary, but can be as high as 25% in cases of unusual achievement.

        The Chief Executive Officer presents to the Committee a written evaluation of each officer's performance and his recommendation as to salary increases and bonuses and this is carefully considered by the Committee and discussed with the Chairman of the Board and the Chief Executive Officer.

                                                    Richard P. Klopp (Chairman)
                                                    Dr. Alan Lawley

December 18, 1996



                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

        The following table shows, for the fiscal years ended January 31, 1995, 1996 and 1997, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to each of the most highly compensated executive officers of the Company where cash compensation exceeded $100,000 (the "Named Executive Officers") in all capacities in which they served.

                           SUMMARY COMPENSATION TABLE

                                                      ANNUAL COMPENSATION                                LONG-TERM COMPENSATION
                                              ----------------------------------------               ------------------------------
                                                                                                                  AWARDS
                                                                                                                  ------
                                                                                                                        ALL OTHER
NAME AND PRINCIPAL                                            SALARY           BONUS                   OPTIONS         COMPENSATION
   POSITION                                   YEAR             ($)              ($)                      (#)              ($) (1)
------------------                            ----           --------          -------                  ------         ------------

W. A. Everett                                 1997           $121,500          $     0                  13,500 (2)        $3,252
    Chairman                                  1996            121,500                0                       0             3,627
                                              1995            114,000                0                       0             2,655

W. L. Kacin                                   1997           $251,750          $50,000                       0            $4,014
    President & Chief                         1996            234,625           42,000                  30,000 (2)         4,477
    Executive Officer                         1995            219,375           35,000                       0             3,438

W. F. Moffitt                                 1997           $153,750          $30,000                       0            $4,014
    Vice President Finance,                   1996            143,750           24,000                  18,000 (2)         4,477
    Secretary/Treasurer,                      1995            130,625           20,000                       0             3,438
    Chief Financial Officer

L. T. Secrest                                 1997            $93,750         $350,000 (3)               7,500            $4,014
    Vice President &
    General Manager
    Strobic Air Corporation

C. W. Dean                                    1997            $93,587          $29,166                       0            $2,906
    Vice President &                          1996             89,503            3,000                   9,000 (2)         2,761
    General Manager                           1995             87,253            1,000                       0             2,023
    Dean Pump Division
--------------------

(1) The total amount shown in this column for all fiscal years are contributions to the Salaried Employee Stock Ownership Trust (ESOT) as described on page
    7. There are no other Long-Term Compensation Programs other than a Pension Plan and Directors' Retirement Plans as discussed on page 6.

(2) Adjusted for 3-for-2 stock split which occurred on July 8, 1996.

(3) Reference "Employment Agreement" on page 6 for detailed commentary.


OPTION EXERCISES AND HOLDINGS

        The following table sets forth information with respect to the named executive officers, concerning the exercise of options during the last fiscal year and unexercised options held as of the fiscal year ended January 31, 1997:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR,
                        AND FISCAL YEAR END OPTION VALUE

                                                                                                          VALUE OF UNEXERCISED
                                         SHARES                            NUMBER OF UNEXERCISED               IN-THE-MONEY
                                        ACQUIRED                                OPTIONS AT                 OPTIONS AT FY-END
                                          ON               VALUE                 FY-END (#)                      ($)(2)
                                        EXERCISE          REALIZED      ----------------------------    --------------------------
          NAME                            (#)             ($) (1)       EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
          ----                          -------           --------      -----------    -------------    -----------   -------------
  W. A. Everett                            0                 $0            13,500             0          $104,625       $    0
  W. L. Kacin                              0                  0            36,876         9,999           236,336       46,695
  W. F. Moffitt                            0                  0            34,500         6,000           246,615       28,020
  L. T. Secrest                            0                  0             2,500         5,000             2,188        4,375
  C. W. Dean                               0                  0            13,087         3,000           101,512       14,010

(1) Market rate of underlying securities at date of exercise, minus the exercise price.

(2) Market value of underlying securities at year-end, minus the exercise price.

DIRECTORS' RETIREMENT PLAN

            With a view to encouraging long-term service by Directors and continuity of management, while making such service more attractive to possible replacements when necessary, the Company adopted a deferred compensation program for the Directors on October 12, 1994. The Plan provides that Directors who have completed six (6) years of service will be eligible to receive deferred compensation after they cease to serve or reach age 70, whichever last occurs. Payment will be made in annual installments based on $1,000 for each year of service as a Director, up to a maximum of $10,000, and for a period equal to the length of service, up to a maximum of 15 installments. Directors who have served as a Chief Executive Officer for at least six years will be eligible to receive additional annual deferred compensation at the rate of $1,000 for each year of service as an officer and/or Director, up to a maximum of $20,000, for a period equal to the length of such service, up to twenty (20) years. In the event of death before payments have been completed, a lump sum will be paid to the deceased's spouse or estate equal to the total amount payable over ten years, less the total paid prior to death.

            If a Director's services are terminated at or after a "change in control" of the Company, the Director is entitled to an immediate lump sum payment of the benefits then applicable to such Director, and future payments due under the Plan to former Directors shall be accelerated and shall be immediately due and payable. For purposes of the Plan, a "change in control" shall be deemed to occur if any person or group of persons as defined shall become the beneficial owner of 30% or more of the Company's voting securities, or there shall be a change in the majority composition of a Company's Board of Directors, or the stockholders of the Company shall approve a merger or other similar reorganization in which the persons who were stockholders of the Company prior to such merger do not immediately thereafter own more than 50% of the voting securities of the Company.

EMPLOYMENT AGREEMENT

            In connection with the Company's acquisition by way of merger of Strobic Air Corporation on September 12, 1996, the Company entered into a three-year employment agreement with Lynn T. Secrest to serve as Vice President and General Manager of the Company's new wholly owned subsidiary. The agreement provided for an initial bonus of $350,000, and an annual salary of $250,000, payable in semi-monthly installments. The agreement provides for a bonus in the amount of $150,000 payable on the last day of employment. The Company has no other employment agreements.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

            Certain executive officers of the Company are party to a written agreement with the Company which provides that in the event the Company terminates their employment, other than for cause, within nine (9) months following a change of control, or if such employee voluntarily terminates such employment within nine (9) months subsequent to a change of control, the Company shall be obligated to pay him a sum of money equal to two (2) years' base compensation. Payment would be made in a lump sum upon cessation of employment or, at such person's option, in equal monthly installments over a two (2) year period. Change of control is defined under the agreement as either the acquisition by any person or group of persons acting in concert of 35% or more beneficial ownership of the Company's voting securities or a change in the majority composition of the Company's Board of Directors. The base annual salaries currently payable to Messrs. Kacin and Moffitt are $260,000 and $155,000, respectively.

            The Directors' Retirement Plan also provides for the payment of certain benefits in the event of a change of control, as discussed above.

SALARIED EMPLOYEE STOCK OWNERSHIP PLAN

            Pursuant to the Company's Salaried Employee Stock Ownership Plan (the "Ownership Plan"), the Company makes discretionary contributions to the Company's Salaried Employee Stock Ownership Trust (the "Trust") either in cash or in Company Common Stock. The Trust uses the cash contributions and dividends received to purchase shares of the Company's Common Stock. All full-time salaried employees who are at least 21 years of age and who have been employed by the Company on a full-time basis for at least one year are eligible to participate in the Ownership Plan. All shares acquired by the Trust are allocated to the accounts of eligible employees based on their respective salaries. Employees nearing retirement have discretion to diversify a portion of their investment. During the Company's three fiscal years ended January 31, 1997, the Company made contributions to the Trust in the aggregate amount of $9,534 for Walter A. Everett, $11,929 for William L. Kacin, $11,929 for William
F. Moffitt, $4,014 for Lynn T. Secrest, $7,690 for Carl W. Dean and $80,505 for all executive officers as a group (11 persons).

STOCK OPTION PLANS

            The Company's 1987 Stock Option Plan (the "1987 Plan") was adopted by the Company's Board of Directors on April 9, 1987 and by its stockholders on June 3, 1987. The Company's 1992 Stock Option Plan (the "1992 Plan") was adopted by the Company's Board of Directors on October 10, 1991 and by its stockholders on June 3, 1992. All options granted under the 1987 Plan expire no later than April 9, 1997. All options granted under the 1992 Plan expire on October 10, 2001.

            Both Plans provide for the grant of options ("Incentive Stock Options"), which are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986 (the "Code"), as well as options which are not intended to satisfy such requirements ("Nonstatutory Stock Options"). The total number of shares of the Company's Common Stock which may be issued pursuant to each Plan may not exceed one hundred thousand (100,000) shares plus an indeterminate number of additional shares resulting from anti-dilution adjustments.

            On June 5, 1996, the Company granted Nonstatutory Stock Options to buy 27,000 shares each at $6.00 per share (valued at $9.00 prior to 3-for-2 stock split of July 8, 1996) to Mr. Everett and Dr. Lawley. During the year, Incentive Stock Options to buy a total of 21,000 shares were also granted to two officers and one employee at market prices. The following table relates to certain of the options which expire on either April 9, 1997 or October 10, 2001, respectively.

                                                                                               POTENTIAL REALIZABLE VALUE
                                           NUMBER OF             PERCENTAGE OF                  OF ASSUMED ANNUAL RATES OF
                                           SECURITIES            TOTAL OPTIONS                  STOCK PRICE APPRECIATION
                                           UNDERLYING              GRANTED TO                       FOR OPTION TERM
                                            OPTIONS                EMPLOYEES                 ---------------------------------
  NAME                                      GRANTED              IN FISCAL YEAR              5% ($)                     10% ($)
  ----                                      -------              --------------              ------                     -------
   (a)                                        (b)                     (c)                      (d)                         (e)
W. A. Everett                                13,500                  21.95%                $111,047                   $116,335
W. L. Kacin                                       0                      -                        -                          -
W. F. Moffitt                                     0                      -                        -                          -
L. T. Secrest                                 7,500                  12.20%                  26,677                     58,952
C. W. Dean                                        0                      -                        -                          -

PENSION PLAN
            Participants in the Company's pension plans receive retirement income based on their salaries for the final five years of service, their age at retirement and their total number of years of service to the Company. The following table indicates the estimated benefits payable for various salary levels upon retirement at age 65, after 20, 25, 30 and 35 years of credited service to the Company:

                                                                     YEARS OF SERVICE
                                                    --------------------------------------------------------
  FINAL FIVE YEAR AVERAGE SALARY                    20                25                30                35
  ------------------------------                    --                --                --                --
              $ 50,000                           $10,000           $12,500           $15,000           $17,500
                75,000                            15,000            18,750            22,500            26,250
               100,000                            20,000            25,000            30,000            35,000
               125,000                            25,000            31,250            37,500            43,750
               150,000                            30,000            37,500            45,000            52,500
               200,000                            35,000            43,750            52,500            61,250

            Costs of the Company's pension plans are not and cannot be readily allocated to individual employees. The Company's contributions to these plans during its fiscal year ended January 31, 1997 approximated 1.1% of the total remuneration paid to all plan participants.

CERTAIN TRANSACTIONS

            Everett Process Systems, owned by Bruce Everett (the son of Walter
A. Everett), received commissions for the sale of certain products sold to customers. The commissions, which amounted to $59,718 during the past fiscal year, were at rates and terms applicable generally to the Company's distributors in the normal course of business.

                               PERFORMANCE GRAPH

                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
                              Met-Pro Corporation,
                     AMEX Market Index and Peer Group Index

                                     [GRAPH]

                                   1992           1993        1994           1995          1996          1997
    Met-Pro Corporation           100.00          79.71      109.69         131.01        171.52        238.56
    Peer Group Index              100.00         105.28      124.64         120.11        161.29        215.72
    AMEX Market Index             100.00          98.21      117.27         102.35        131.19        141.19

(A) The graph above compares the performance of Met-Pro Corporation with that of the AMEX Market Index and a Peer Group made up of the following securities: Advanced Tech Materials; Air-Cure Technologies; Alanco Environmental Resources; Ampco-Pittsburgh Corporation; BHA Group; BWIP Inc.; Camco International, Inc.; Crown Andersen, Inc.; Daw Technologies, Inc.; Donaldson Company, Inc.; Dresser Industries, Inc.; Duriron, Inc.; Environ Elements Corporation; Environmental Tectonics; Farr Company; Flow International Corporation; Gorman-Rupp Company; Goulds Pumps, Inc.; Grayco Inc.; Haskel International, Inc.; Index Corporation;
       IMO Industries, Inc.; Imtec, Inc.; Industrial Acoustics, Inc.; Interlake Corporation; Ionic Fuel Technology; La-Man Corporation; Met-Pro Corporation; MFRI, Inc.; Nordson Corporation; Noxso Corporation; Osmonics, Inc.; Peerless Manufacturing; Pentair, Inc.; Purus, Inc.; Regal-Beloit Corporation; Robbins & Myers, Inc.; Roper Industries, Inc.; Soligen Technologies, Inc.; Spinnaker Industries; Stake Technologies, Ltd.; Sundstrand Corporation; Taylor Devices, Inc.; Trion, Inc.; Tyco International, Ltd.; United Air Specialists; and Waste Technology Corporation.

(B) The comparison of total return on investment (change in year-end stock price plus reinvested dividends) for each of the periods assumes that $100 was invested on January 31, 1992 in each of Met-Pro Corporation, the AMEX Market Index and the Peer Group Index.

(C) The Company was required to develop a "Peer Group Index" for the fiscal year ended January 31, 1997 and the last five (5) preceding years, based on selected Standard Industry Codes to replace the AMEX Capital Goods Index which was discontinued by the American Stock Exchange as of December 31, 1996.

                  2. AMENDMENT TO CERTIFICATE OF INCORPORATION
                     TO INCREASE AUTHORIZED CAPITALIZATION

        The Board of Directors has recommended an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock, par value $.10 per share, which the Company shall be authorized to issue from 10,000,000 to 18,000,000. The Board believes it is essential to increase the authorized capital of the Company in order to have additional shares available for acquisitions, financings, present and future employee benefit programs and other corporate purposes. However, Met-Pro has no plans, arrangements, understandings or commitments at this time for the issuance of additional shares of Common Stock. The additional shares may be issued from time to time as the Board of Directors may determine without further action of the stockholders of the Company. The Board of Directors considers it advisable to have the authorization to issue such additional shares in order to enable Met-Pro, as the need may arise, to move promptly to take advantage of market conditions and the availability of other favorable opportunities without the delay and expense involved in calling a stockholders' meeting for such purpose.

        Stockholders of the Company do not currently possess, nor upon the adoption of the proposed amendment will they acquire preemptive rights, which would entitle such persons, as a matter of right, to subscribe for the purchase of any security of the Company. Issuance of additional shares of Common Stock could, under such circumstances, dilute the voting rights, equity and earnings per share of existing common stockholders. Nevertheless, Met-Pro anticipates that it would receive value for additional shares issued, minimizing or eliminating the economic effect of any such dilution to stockholders.

        The affirmative vote of the holder of a majority of the outstanding shares of Common Stock of the Company is required for approval of this proposal.

        The change effected by this amendment is to Article Fourth of the Certificate of Incorporation, which as amended would read:
          "FOURTH; The total number of shares of stock which the Corporation shall have authority to issue is Eighteen Million (18,000,000), each share to be designated Common Stock and to have a par value of Ten Cents ($.10), amounting to aggregate capital of One Million Eight Hundred Thousand Dollars ($1,800,000)."

        The Board of Directors recommends a vote FOR the adoption of the foregoing proposal.

                         3. PROPOSAL TO RATIFY ADOPTION
                    OF THE COMPANY'S 1997 STOCK OPTION PLAN

        At the Meeting, there will be submitted to the Company's stockholders a proposal to ratify the adoption by the Board of Directors, on February 24, 1997, of the Company's 1997 Stock Option Plan (the "1997 Plan"). In the event that the Company's stockholders shall fail to ratify the 1997 Plan, such plan will be terminated. The following summary of the provisions of the 1997 Plan is qualified in its entirety by express reference to the text of the 1997 Plan attached hereto as Exhibit A.

PURPOSE

        The purpose of the 1997 Plan is to advance the interests of the Company by inducing persons of outstanding ability and potential to join and remain with the Company, by encouraging and enabling employees to acquire proprietary interests in the Company and by providing the participating employees with additional incentive to promote the success of the Company. Options to purchase shares under the 1997 Plan may be granted thereunder to any of the Company's employees subject to certain eligibility requirements (see "Eligibility").

ADMINISTRATION

        The 1997 Plan provides for its administration by a committee consisting of two (2) disinterested Directors who have not received any grants of options or Common Stock of the Company for at least one year and who have been designated by the Board of Directors (the "Committee"). The Committee will have discretionary authority (subject to certain restrictions) to determine the individuals to whom, the times at which and the exercise price for which, options will be granted. The Committee will also interpret the 1997 Plan and prescribe rules, regulations and forms relating to its administration. The ownership of unexercised options by a member of the Committee will not preclude his vote on any matter in connection with the administration of or interpretation of the 1997 Plan.

SHARES SUBJECT TO THE 1997 PLAN

        A total of 350,000 authorized but currently unissued shares of the Company's Common Stock has been reserved for issuance under the 1997 Plan. The 1997 Plan provides for appropriate adjustments in the event of stock dividends, stock splits, recapitalizations and other changes in the Company's capital structure.

NATURE OF OPTIONS

        The Committee may grant options under the Plan which are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986 as amended (the "Code") (the "Incentive Stock Options"). In addition, the Committee may grant options under the 1997 Plan which are not intended to meet the requirements of Section 422 of the Code (the "Nonstatutory Stock Options"). The Federal income tax consequences of both Incentive Stock Options and Nonstatutory Stock Options are described below under "Federal Income Tax Consequences".

ELIGIBILITY

        Subject to certain limitations set forth in the 1997 Plan, options to purchase shares may be granted thereunder to persons, other than Committee members who, in the case of Incentive Stock Options, are full-time employees (including officers and Directors) of either the Company or any subsidiary of the Company, or, in the case of Nonstatutory Stock Options, are employees or non-employee Directors of the Company or any subsidiary.

OPTION PRICE

        The option price of shares of Common Stock subject to an Incentive Stock Option under the 1997 Plan may not be less than the fair market value of the shares on the date upon which such option is granted. In addition, in the case of an optionee of an Incentive Stock Option who owns, at the time the option is granted, more than 10% of the total combined voting power of all classes of stock of the Company or of a subsidiary of the Company (a "10% Stockholder"), the purchase price of the shares may not be less than 110% of the fair market value of the shares on the date upon which such option is granted. On April 11, 1997, the closing price of the Company's Common Stock upon the American Stock Exchange was $12.50 per share.

        The option price of shares subject to Nonstatutory Stock Options shall be determined by the Committee in its sole discretion.

NON-TRANSFERABILITY

        Options granted under the 1997 Plan are not transferable other than by will, the laws of descent and distribution, or pursuant to a qualified domestic relations court order, and such options are exercisable, during a holder's lifetime, only by him.

LIMITATION ON EXERCISE

        In order to comply with the Code, the aggregate market value of the shares with respect to which any Incentive Stock Option is exercisable for the first time during any year under any incentive stock option plan maintained by the Company or a parent and subsidiary of the Company, shall not exceed $100,000.

        No Incentive Stock Option granted under the 1997 Plan shall be exercisable after the expiration of ten (10) years from the date of its grant. If, however, an Incentive Stock Option is granted to a 10% Stockholder, such option shall not be exercisable after the expiration of five (5) years from the date of its grant.

DEATH, DISABILITY OR TERMINATION OF EMPLOYMENT

        If the employment of an option holder under the 1997 Plan shall be terminated voluntarily by the employee or if such termination shall be made for cause, or if the services of a non-employee Director shall be terminated voluntarily by the Director or for cause, such option shall expire immediately. If such employment or services shall terminate other than by reason of death, voluntarily by the employee or non-employee Director or for cause, such option may be exercised at any time within three (3) months after such termination (but in no event after the expiration of the option). For the purposes of the 1997 Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be a termination of such individual's employment other than voluntarily by the employee or for cause.

        If an option holder under the 1997 Plan (i) dies or becomes permanently or totally disabled while employed by the Company or while serving as a non-employee Director of the Company, or (ii) dies within three (3) months after the termination of his employment or service other than voluntarily or for cause, such option may be exercised by the option holder or his legatee, legatees, his personal representatives or distributees at any time within one
(1) year after his death or termination of employment due to disability.

AMENDMENT AND TERMINATION

        The 1997 Plan (but not options previously granted thereunder) shall terminate on February 24, 2007. The 1997 Plan may be amended or terminated at an earlier date by the Company's Board of Directors or by a majority of the outstanding shares entitled to vote thereon. No such termination, however, may adversely affect the rights of holders of then outstanding options without the consent of such persons.

FEDERAL INCOME TAX CONSEQUENCES

        NONSTATUTORY STOCK OPTIONS

        Under the Code and the Treasury Department Regulations thereunder (the "Regulations"), a Nonstatutory Stock Option does not ordinarily have a "readily ascertainable fair market value" when it is granted. This rule will apply to the Company's grant of Nonstatutory Stock Options. Consequently, the grant of a Nonstatutory Stock Option to an optionee will result in neither income to him nor a deduction to the Company. Instead, the optionee will recognize compensation income at the time he exercises the option in an amount equal to the excess, if any, of the then fair market value of the shares transferred to him over the option price. Subject to the applicable provisions of the Code and the Regulations, a deduction will be allowable to the Company in the year of exercise in the same amount as is includible in the optionee's income.

        For purposes of determining the optionee's gain or loss on the sale or other disposition of the shares transferred to him upon exercise of a Nonstatutory Stock Option, the optionee's basis in such shares will be the sum of his option price plus the amount of compensation income recognized by him on exercise. Such gain or loss will be long-term or short-term capital gain depending on whether he has held the shares for more than one year, or for one year or less.

        INCENTIVE STOCK OPTIONS

        Options granted under the Plan which qualify as Incentive Stock Options under Section 422 of the Code will be treated as follows:

        No tax consequences will result to the optionee or the Company from the grant of an Incentive Stock Option to, or (except as stated below with respect to the "alternative minimum tax") upon the exercise of an Incentive Stock Option by, the optionee. Instead, the optionee will recognize gain or loss when he sells or disposes of the shares transferred to him upon exercise of the option. For purposes of determining such gain or loss, the optionee's basis in such shares will be his option price. If the date of sale or disposition of such shares is at least two (2) years after the date of the grant of the Incentive Stock Option and at least one (1) year after the transfer of the shares to him upon exercise of the option, the optionee will be entitled to long-term capital gain treatment upon their sale or disposition.

        The Company generally will not be allowed a deduction with respect to an Incentive Stock Option. However, if an optionee fails to meet the foregoing holding-period requirements, any gain recognized by the optionee upon sale or disposition of the shares transferred to him upon exercise of an Incentive Stock Option will be treated in the year of such sale or disposition as ordinary income, rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on such sale or disposition) over their option price, and in that case the Company will be allowed a corresponding deduction.

        The amount, if any, by which the fair market value of the shares transferred to the optionee upon the exercise of an Incentive Stock Option exceeds the option price will constitute an "item of tax preference" subject in certain circumstances to the "alternative minimum tax". Such item for tax preference will increase the optionee's basis in his stock for purposes of the alternative minimum tax.

        The foregoing is only a brief summary of the applicable federal income tax laws and should not be relied upon as being a complete statement. The federal tax laws are complex, and they are subject to legislative changes and new or revised judicial or administrative interpretations. In addition to the Federal income tax consequences described herein, the grant of options under the Plan or the receipt of shares upon exercise thereof may also have state and local tax consequences.

        Ratification of the adoption of the 1997 Plan, as set forth above, requires the affirmative vote of the holders of a majority of the Company's outstanding shares of Common Stock present in person or by proxy at the Meeting.

        The Board of Directors recommends a vote FOR ratification of this proposal.

4.   RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

            Unless instructed to the contrary, the persons named in the enclosed proxy intend to vote the same in favor of the ratification of the selection of Margolis & Company P.C. as independent certified public accountants to the Company to serve until the next Annual Meeting of Stockholders, unless such employment shall be earlier terminated. That firm, which has acted as independent auditors of the Company's accounts since 1971, has reported to the Company that none of its members has any direct financial interest or material indirect financial interest in the Company.

            A representative of Margolis & Company P.C. is expected to attend the meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

        The Board of Directors recommends a vote FOR the ratification of the selection of Margolis & Company P.C. as independent certified public accountants for the fiscal year ending January 31, 1998.

                             STOCKHOLDER PROPOSALS

            Stockholder proposals intended to be presented at the Company's 1998 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Securities Exchange Act of 1934, as amended, must be received at the Company's offices in Harleysville, Pennsylvania, by January 1, 1998, for inclusion in the Company's proxy statement and form of proxy relating to that meeting.




                                                            William F. Moffitt,
                                                            Secretary


Harleysville, Pennsylvania
April 25, 1997



THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. REQUESTS FOR COPIES OF SUCH REPORT SHOULD BE DIRECTED TO WILLIAM L. KACIN, PRESIDENT, MET-PRO CORPORATION, 160 CASSELL ROAD, HARLEYSVILLE, PENNSYLVANIA 19438.

                                                                      EXHIBIT A

                              MET-PRO CORPORATION
                             1997 STOCK OPTION PLAN

        1. PURPOSE OF THE PLAN. The Met-Pro Corporation 1997 Stock Option Plan (the "Plan") is intended to advance the interests of Met-Pro Corporation (the "Company") by inducing persons of outstanding ability and potential to join and remain with the Company by encouraging and enabling employees to acquire proprietary interests in the Company, and by providing the participating employees with an additional incentive to promote the success of the Company. This is accomplished by providing for the granting of "Options" (which term includes, as used herein, both "Incentive Stock Options" and "Nonstatutory Stock Options", as later defined) to qualified employees and non-employee Directors.

        2. ADMINISTRATION. The Plan shall be administered by a committee (the "Committee") of two disinterested Directors who shall be appointed annually by the Board of Directors at the Annual Meeting of the Board of Directors for the election of officers. If a vacancy should occur in the Committee, the Directors may appoint a substitute, who shall also be a disinterested Director, at any subsequent meeting of the Board of Directors. For the purposes hereof, a Director shall be deemed "disinterested" if such Director shall not have been granted or awarded equity securities of the Company under any of its plans during such Director's period of service as a member of the Committee and for the year prior thereto. Excepting as herein provided, the interpretation or construction by the Committee of any provision of the Plan or of any Option granted under it shall he final and conclusive. The Committee shall have full authority to select plan participants. The ownership of an unexercised Option by a member of the Committee shall not preclude such member's vote on any matters in connection with the administration or interpretation of the Plan, provided that such member shall be duly qualified to serve.

        3. SHARES SUBJECT TO THE PLAN. The stock subject to grant under the Plan shall be shares of the Company's Common Stock, par value $.10 per share (the "Common Stock"), whether authorized but unissued or held in the Company's treasury or purchased from stockholders expressly for use under the Plan. The maximum number of shares of Common Stock which may be issued pursuant to Options granted under the Plan shall not exceed Three Hundred Fifty Thousand (350,000), subject to adjustment in accordance with the provisions of Section 12 hereof. The Company shall, at all times while the Plan is in force, reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of all outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall, for any reason, cease to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for Options under the Plan.

        4. PARTICIPATION. The class of persons eligible to receive Options under the Plan shall be (i) with respect to Incentive Stock Options described in
Section 6 hereof, all salaried full-time employees (including officers) of the Company or of any parent or subsidiary corporation of the Company, and (ii) with respect to Nonstatutory Stock Options described in Section 7 hereof, all salaried full-time employees (including officers) and any non-employee Directors of the Company or of any parent or subsidiary corporation of the Company. The Committee, in its sole discretion but subject to the provisions of the Plan, shall determine the employees and the non-employee Directors of the Company or its subsidiary or parent corporations to whom Options shall be granted and the number of shares to be covered by each Option, taking into account the nature of the employment or services rendered by the individuals being considered, their annual compensation, their present and potential contributions to the success of the Company and such other factors as the Committee may deem relevant.

        5. STOCK OPTION AGREEMENT. Each Option granted under the Plan shall be authorized by the Committee and shall be evidenced by a Stock Option Agreement which shall be executed by the Company and by the person to whom such Option is granted. The Stock Option Agreement shall specify the number of shares of Common Stock as to which the Option is granted, the period during which the Option is exercisable and the Option price thereof and may contain such other provisions as the Committee shall deem appropriate.

        6. INCENTIVE STOCK OPTIONS. The Committee may grant Options (designated herein as "Incentive Stock Options") under the Plan which are intended to meet the requirements of Section 422 of the U.S. Internal Revenue Code of 1986 as amended (the "Code") and which are subject to the following terms and conditions and any other terms and conditions as may at any time be required by Section 422 or any other applicable section of the Code:

        (a) No Incentive Stock Option shall be granted to individuals other than full-time salaried employees of the Company or of a subsidiary or parent corporation of the Company or to anyone holding Ten Percent or more of the Company's outstanding Common Stock, unless the requirements of Section 6(d) below with respect to option purchase price and five year limitation on exercise shall be met.

        (b) Each Incentive Stock Option under the Plan must be granted prior to February 24, 2007, which is within ten ( 10) years from the date the Plan was adopted by the Board of Directors.

        (c) The option price of the shares subject to any Incentive Stock Option shall be not less than the fair market value of the Common Stock at the time such Incentive Stock Option is granted.

        (d) No Incentive Stock Option granted under the Plan shall be exercisable after the expiration of ten (10) years from the date of its grant. However, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation of the Company, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date of its grant and shall be exercisable at a price equal to 110% of fair market value at the date of grant. Every Incentive Stock Option granted under the Plan shall be subject to earlier termination as expressly provided in Section 10 hereof.

        (e) The holder of an Incentive Stock Option must hold the stock purchased in exercise thereof for a period of two years from the date of the grant of the Incentive Stock Option but not less than one year after the shares have been transferred to him and must remain in the employ of the Company for the entire time from the date the Option is granted until three (3) months before the date of the exercise thereof, excepting as provided in Section 10 hereof

        (f) For purposes of the Plan, fair market value shall be determined by the Committee. If the stock subject to the Option is listed on a national securities exchange or traded in the Over-the-Counter market as reported by the National Quotation Bureau or NASDAQ the fair market value shall be the closing price on the day before the grant of the Option. If there is no trading on that day, the mean of the high bid and low asked price on that day, or if there are no bid and asked prices on that day, the closing price on the most recent day preceding the day as of which such price was to be determined shall be used.

        (g) For the purposes of Subsection (c) of this Section 6, the attribution rules set forth in Section 318 of the Code shall apply.

        7. NONSTATUTORY STOCK OPTIONS. The Committee may grant Options under the Plan which are not intended to meet the requirements of Section 422 of the Code, as well as Options which are intended to meet such requirements, but the terms of which provide that they will not be treated as Incentive Stock Options (referred to herein as "Nonstatutory Stock Options"). Nonstatutory Stock Options shall be subject to the following terms and conditions:

        (a) They may be granted to any person eligible to receive an Option under the Plan pursuant to Section 4(ii) hereof.

        (b) The option price of the shares subject to a Nonstatutory Stock Option shall be determined by the Committee, in its absolute discretion, at the time of the grant of such Option, but shall not, in any event, be less than the par value of the shares as to which the Option is granted.

        (c) A Nonstatutory Stock Option granted under the Plan may be of such duration, not longer than ten (10) years, as shall be determined by the Committee, and shall be subject to earlier termination as expressly provided in
Section 10 hereof.

        8. LIMITATION OF RIGHTS OF OPTION HOLDERS. The holder of any Option granted under the Plan shall have none of the rights of a stockholder with respect to the shares covered by his Option until such shares shall be issued to him upon the exercise of the Option.

        9. TRANSFERABILITY. No Option granted under the Plan shall be transferable by the individual to whom it was granted otherwise than by Will or the laws of descent and distribution. During the lifetime of such individual, such option shall not be exercisable by any other person, but only by such Optionee.

        10. TERMINATION OF EMPLOYMENT OR DEATH.

        (a) Subject to the provisions of this Section 10, if the employment of an employee by, or the services of a non-employee Director of, the Company or a subsidiary or parent corporation of the Company, shall be terminated voluntarily by the Employee or the non-employee Director, or for cause, his Option shall expire on the effective date of such termination. If such employment or services shall terminate otherwise than by reason of death, voluntarily or for cause, such Option may be exercised at any time within three (3) months after the effective date of such termination, subject to the provisions of subparagraph
(d) of this Section 10. For purposes of the Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual's employment other than voluntarily or for cause. For the purposes of this subparagraph, an employee who leaves the employ of the Company to become an employee of a subsidiary or parent corporation of the Company or a corporation which has assumed the Option of the Company as a result of a corporate reorganization, etc., shall not be considered to have terminated his employment.

        (b) If the holder of an Option under the Plan dies (i) while employed by or while serving as a non-employee Director of the Company or of a parent or subsidiary corporation of the Company, or (ii) within three (3) months after the termination of his employment or services other than voluntarily or for cause, such Option may, subject to the provisions of subparagraph (d) of this Section 10, be exercised by his estate or by the person who acquired the right to exercise the Option by bequest or inheritance or by reason of the death of such employee or non-employee Director at any time within one (1) year after such death.

        (c) If the holder of an Option under the Plan ceases employment because of permanent and total disability as defined in the Code while employed or while serving as a non-employee Director, such Option may, subject to the provisions of subparagraph (d) of this Section 10, be exercised at any time within one (1) year after his termination of employment or directorship due to the disability.

        (d) An Option may not be exercised pursuant to this Section 10 excepting to the extent that the original holder was entitled to exercise it at the time of termination of employment, termination of directorship, or death, and, in any event, may not be exercised after the expiration of the Option.

        (e) For purposes of this Section 10, the employment relationship of an employee of the Company or of a subsidiary or parent of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence if such leave does not exceed ninety (90) days, or, if longer, so long as his right to reemployment is guaranteed by statute or by contract or is granted pursuant to established policy of the Company.

        11. EXERCISE OF OPTIONS.

        (a) Unless otherwise provided in the Stock Option Agreement, any Option granted under the Plan shall be exercisable in whole at any time, or in part from time to time, prior to its expiration, but in no case may any Option be exercised as to less than One Hundred (100) shares at any one time (or as to the remaining shares if less than One Hundred). The Committee may, in its absolute discretion, provide in any Stock Option Agreement that the exercise of any Option granted under the Plan shall be subject (i) to such condition or conditions as it may impose, including but not limited to a condition that the holder thereof remain in the employ or service of the Company or a subsidiary or parent of the Company for such period or periods from the date of grant of the Option as the Committee, in its absolute discretion, shall determine; and (ii) to such limitations as it may impose, including but not limited to a limitation that the aggregate fair market value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year under all plans of the Company, its subsidiaries and its parents shall not exceed One Hundred Thousand Dollars ($100,000). For the purposes of this Section, "ma rket value" shall be the market value determined at the time of grant of the Option. In addition, in the event that under any Stock Option Agreement the aggregate fair market value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year under all plans of the Company and its parent and subsidiary corporations exceeds One hundred Thousand Dollars ($100,000), the Committee may, when shares are transferred upon exercise of such Options, designate those shares which shall be treated as transferred upon exercise of an Incentive Stock Option and those shares which shall be treated as transferred upon exercise of a Non-Statutory Stock Option. This limitation shall be applied to the unexercised Incentive Stock Options in the order in which they were granted.

        (b) An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the President) of written notice of the number of shares with respect to which the Option is being exercised. Such notice shall be accompanied by payment. Payment methods may include any of the following, as determined by the Committee at the date of grant and provided for in the Option Agreement:

                (i) By check payable to the order of the Company for the full price of the shares purchased;

                (ii) By delivery of a notice instructing the Company to deliver the shares being purchased to a bank or broker, subject to the bank's or broker's delivery of cash to the Company equal to the purchase price; or

                (iii) By delivery of a promissory note for the entire purchase price bearing interest at the then prime rate offered by the Company's principal bank and maturing in no more than thirteen months after the date thereof. Such note shall be secured by the delivery of shares of the Company's Common Stock having a market value on the date of delivery, as determined pursuant to Section 6(f) hereof, equal to 150% of the face value of the note.

        Notwithstanding the foregoing, an optionee who is subject to Section 16(b) of the Securities Exchange Act may use the payment methods described in clauses (ii) and (iii) only if (A) the option being exercised was granted at least six months prior to the date of exercise and (B) the Optionee has not sold any shares of the Company's Common Stock within such period.

        12. ADJUSTMENT UPON CHANGE IN CAPITALIZATION.

        (a) In the event that the outstanding Common Stock of the Company is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, stock dividends or the like, an appropriate adjustment shall be made by the Committee in (i) the aggregate number of shares available under the Plan, (ii) the number of shares and option price per share subject to outstanding Options and (iii) any limitation on exercisability referred to in Section 11(a)(ii) hereof which is set forth in outstanding Incentive Stock Options. If the Company shall be reorganized, consolidated or merged with another corporation, or if all, or substantially all, of the assets of the Company shall be sold or exchanged, the holder of an Option shall, at the time of issuance of the stock under such a corporate event, be entitled to receive upon exercise of the Option, the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of such corporate event if he had been, immediately prior to such event, the holder of the number of shares covered by his Option; provided, however, that in such event, the Committee shall have the discretionary power to take any action necessary or appropriate to prevent the Incentive Stock Options granted hereunder from being disqualified as "incentive stock options" under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

        (b) Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of an Option granted hereunder. If a fraction of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

        13. FURTHER CONDITIONS OF EXERCISE.

        (a) Unless prior to the exercise of the Option, the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the notice of exercise shall be accompanied by a representation or agreement of the individual exercising the Option to or with the Company to the effect that such shares are being acquired for investment and not with a view to the resale or distribution thereof, or such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with such Act.

        (b) The Company shall not be obligated to deliver any Common Stock until it has been listed on each securities exchange on which the Common Stock may then be listed or until there has been qualification under or compliance with such State or Federal laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to effect such listing, qualifications and compliance.

        14. EFFECTIVENESS OF THE PLAN. The Plan was originally adopted by the Board of Directors on February 24, 1997 The Plan shall be subject to approval by the affirmative vote of a majority of the outstanding shares of Common Stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose prior to February 24, 1998, that being within one ( 1) year of adoption of the Plan by the Board of Directors. In the event such stockholder approval is withheld or otherwise not received prior to February 24, 1998, the Plan and all Options which may have been granted thereunder shall become null and void.

        15. TERMINATION, MODIFICATION AND AMENDMENT.

        (a) The Plan (but not Options previously granted under the Plan) shall terminate on February 24, 2007, which is within ten ( 10) years from the date of its adoption by the Board of Directors, or sooner as hereinafter provided, and no Option shall be granted after termination of the Plan.

        (b) The Plan may be terminated or may, from time to time, be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose.

        (c) The Board of Directors may at any time on or before February 24, 2007, terminate the Plan, or from time to time make such modifications or amendments to the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose, increase (excepting as provided in Section 12 hereof) the maximum number of shares as to which Incentive Stock Options may be granted or change the designation of the employees or class of employees eligible to receive Options or make any other change which would prevent an Option intended to be granted as an Incentive Stock Option from qualifying as such within the meaning of the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

        (d) No termination, modification or amendment of the Plan may, without the consent of the individual to whom an Option shall have been previously granted under the Plan, adversely affect the rights conferred by such Option.

        16. NOT A CONTRACT OF EMPLOYMENT. Nothing contained in the Plan or in any Stock Option Agreement executed pursuant to the Plan shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ or service of the Company or a subsidiary or parent of the Company.

        17. USE OF PROCEEDS. The proceeds from the sale of shares pursuant to Options granted under the Plan shall constitute general funds of the Company.

        18. INDEMNIFICATION OF THE COMMITTEE. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder, and against all amounts paid by them in settlement thereof or in satisfaction of a judgment or decision in any such action, suit or proceeding, excepting a judgment based upon a finding of bad faith. Upon the institution of any such action, suit or proceeding, the Committee member or members shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such Committee member or members undertake to defend the same on their own behalf.

        19. DEFINITIONS. For purposes of the Plan, the terms "parent corporation" and "subsidiary corporation" shall have the meanings set forth in the Code, and the masculine shall include the feminine.

        20. GOVERNING LAW. The Plan shall be governed by, and all questions shall be determined in accordance with, the laws of the State of Delaware.

                                                                           PROXY
                              MET-PRO CORPORATION
                                160 Cassell Road
                        Harleysville, Pennsylvania 19438

          This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Walter A. Everett and Richard P. Klopp as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side, all the shares of Common Stock of Met-Pro Corporation held of record by the undersigned on April 11, 1997 at the Annual Meeting of Stockholders to be held on June 4, 1997 or any adjournment thereof.

                          (Continued on reverse side)




                             *FOLD AND DETACH HERE*

                                                          Please mark your votes
This Proxy when properly executed will be voted           as indicated in
in the manner directed here by the undersigned            this example  [x]
stockholders. If no direction is made, this Proxy will be voted FOR Proposals 1, 2, 3 and 4.

1. Election of Three Directors for a term expiring in 2000:

FOR   WITHHOLD    Thomas F. Hayes, Alan Lawley, William F. Moffitt
      AUTHORITY   (To withhold authority to vote for any nominee(s), write the
     TO VOTE FOR   name(s) of the nominee(s) in the space that follows)
[ ]      [ ]
                    -------------------------------------------------

2. Proposal to Amend Certificate of Incorporation to increase the number of shares of Common Stock authorized from 10,000,000 to 18,000,000.

   FOR                           AGAINST                            ABSTAIN
   [ ]                             [ ]                                [ ]

3. Proposal to Ratify the adoption of the Company's 1997 Stock Option Plan.

   FOR                           AGAINST                            ABSTAIN
   [ ]                             [ ]                                [ ]

4. Proposal to Ratify the Appointment of Margolis & Company P.C. as independent auditors.

   FOR                           AGAINST                            ABSTAIN
   [ ]                             [ ]                                [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

   Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated:______________________________,1997

_________________________________________
               Signature

_________________________________________
       Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THIS
PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE

                             *FOLD AND DETACH HERE*